UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 5, 2019

Speedprop Global Inc.

(Exact name of Registrant as specified in its charter)

NEVADA	333-212517	36-4820200
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

36-4, Jalan Metro Pudu, Fraser Business Park,

Off Jalan Yew, 55100 Kuala Lumpur, Malaysia.

(Address of principal executive offices, zip code)

Tel +603 8933 6218

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01	Change in Registrant’s Certifying Accountant.

On January 5, 2019, the Board of Directors (the “Board”) of Speedprop Global, Inc., a Nevada corporation (the “Company”) engaged Total Asia Associates PLT (“Total Asia”), as the Company’s independent registered public accounting firm to be effective as of January 5, 2019. During the Company’s two most recent fiscal years ending March 31, 2017 and 2018, and for the subsequent interim period prior to engaging Total Asia, neither the Company nor anyone acting on the Company’s behalf consulted Total Asia with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Speedprop Global Inc.

Date: March 14, 2019	By:	/s/ Leong Kwok Heng
Leong Kwok Heng
Chief Executive Officer and Acting Chief Financial Officer